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                         AIM INTERNATIONAL EQUITY FUND

             (A SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)

                       Supplement dated October 11, 1996
                     to the Prospectus dated March 1, 1996,
                         as Supplemented March 29, 1996

     The second footnote represented by two asterisks on page 4 under the caption "TABLE OF FEES AND EXPENSES" is revised to delete the reference to the $5 service fee that may be charged for exchanges by accounts of market timers.

     The seventh paragraph under the caption "INVESTMENT OBJECTIVE AND POLICIES" on page 7 is deleted in its entirety and replaced with the following:

          "The Fund normally will invest at least 70% of its total assets in marketable equity securities, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may satisfy the foregoing requirement in part by investing in the securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign and domestic issuers which, with their predecessors, have been in continuous operation for three years or more and which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market."

     The first, second and third sentences in the eighth paragraph under the caption "INVESTMENT OBJECTIVE AND POLICIES" on page 7 are deleted and replaced with the following:

          AIM may invest a portion of the Fund's assets in (i) cash or high-grade short-term securities, including repurchase agreements, time deposits and master notes, denominated either in U.S. dollars or foreign currencies, and (ii) taxable municipal securities, when such positions are deemed advisable in light of economic or market conditions or for daily cash management purposes. In addition, AIM may invest, for temporary defensive purposes, all or substantially all of the Fund's assets in the securities described above. To the extent that the Fund is invested to a significant degree in cash, high-grade short-term securities or taxable municipal securities, its ability to achieve its investment objective of growth of capital may be adversely affected. Under normal circumstances, the Fund will invest no more than 20% of the value of its total assets in high-grade short-term securities."